                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)



Filed by the registrant   [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]      Preliminary proxy statement

[X]      Definitive proxy statement

[ ]      Definitive additional materials

[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                         RUSHMORE FINANCIAL GROUP, INC.
                (Name of Registrant as Specified in Its Charter)



                    -----------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of filing fee (Check the appropriate box):

         [X]    No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)    Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

         (4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         (5)    Total Fee paid:

------------------------------------------------------------------------------

         [ ]    Fee paid previously with preliminary materials.

         [ ]    Check box if any part of the fee is offset as provided by
Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)    Amount previously paid:

-----------------------------------------------------------------

         (2)    Form, schedule or registration statement no.:

-----------------------------------------------------------------

         (3)    Filing party:

-----------------------------------------------------------------

         (4)    Date filed:

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                                      - 2 -

                         RUSHMORE FINANCIAL GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of RUSHMORE FINANCIAL GROUP, INC. (the "Company") will be held on Friday, July 17, 1998 at 3:00 p.m., local time, at The Westin Hotel Galleria, located at 13340 Dallas Parkway, 21st Floor, Panorama Room, Dallas, Texas, for the following purposes:

                  (1) To elect a class of three members of the Board of Directors to serve until the 2001 annual meeting of shareholders or until their respective successors are duly elected and qualified;

                  (2) To ratify the appointment of KPMG Peat Marwick LLP as the Company's auditors; and

                  (3) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

         The holders of record of Common Stock at the close of business on June 19, 1998 will be entitled to vote at the meeting.

         For a period of at least ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be open to the examination of any stockholder during ordinary business hours at the Company's offices at 13355 Noel Road, Suite 650, Dallas, Texas 75240.


                                         By order of the Board of Directors



                                         D.M. (Rusty) Moore, Jr.
                                         President and Chief Executive Officer

June 26, 1998

                           --------------------------

         You are cordially invited to attend the meeting in person. Even if you plan to be present, please sign, date and mail the enclosed proxy promptly. Even if you attend the meeting, you may vote in person or by your proxy.

                         RUSHMORE FINANCIAL GROUP, INC.

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS


                                  JULY 17, 1998



         This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of Rushmore Financial Group, Inc. (the "Company"). The proxies solicited in connection with this proxy statement will be used at the annual meeting of shareholders of the Company to be held on Friday, July 17, 1998 at 3:00 p.m., local time, at The Westin Hotel Galleria, located at 13340 Dallas Parkway, 21st Floor, Panorama Room, Dallas, Texas 75240, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as specified therein. If either of the enclosed forms of proxy is executed and returned, it may nevertheless be revoked by written notice to either of the persons named as a proxy or the Secretary of the Company at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This proxy statement and the enclosed forms of proxy are being mailed on or about June 26, 1998.

         The Company's principal executive office is located at 13355 Noel Road, Suite 650, Dallas, Texas 75240, and its telephone number is (972) 450-6000.

         At the close of business on June 19, 1998 (the "Record Date"), the Company had outstanding and entitled to vote 2,984,617 shares of Common Stock, $.01 par value (the "Common Stock"). The holders of record of such shares on such date will be entitled to one vote at the annual meeting for each share held by them. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the annual meeting will constitute a quorum for the vote of Common Stock.

         The Annual Report to shareholders for the year ended December 31, 1997, including financial statements, is enclosed with this proxy statement.


                            MATTERS TO BE ACTED UPON


         As of the date of this proxy statement, the Board of Directors of the Company knows of no other matters other than Proposal 1 and Proposal 2, described below, which are likely to be presented for consideration at the annual meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the meeting. Votes will be counted at the meeting by an election judge to be appointed by the Company prior to the meeting. An abstention or non vote on a matter will not be counted for purposes of determining whether the required vote necessary to approve such matter was received.

PROPOSAL 1 - ELECTION OF DIRECTORS

         At the annual meeting, the holders of Common Stock will be asked to consider and act upon a resolution to elect a class of three members of the Board of Directors. Directors will be elected by a plurality of votes.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

         At the annual meeting, the holders of Common Stock will be asked to ratify the Board of Directors appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending December 31, 1998. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock outstanding as of the Record Date, and that voted for or against or expressly abstained, is necessary to ratify such appointment. Accordingly, if a shareholder abstains from voting certain shares on the ratification, or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee holder is not able to vote such shares, it will have the effect of a negative vote.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS


         At the meeting, a class of three directors is to be elected to hold office until the 2001 annual meeting of shareholders or until their successors are elected and qualified. The Company's Articles of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, equal or approximately equal in number, serving staggered three year terms, and that the number of directors constituting the Board of Directors shall be not less than three nor more than twenty-one, as established by resolution of the Board of Directors or by the vote of holders of at least 66 2/3% of the Common Stock. The Board of Directors is now comprised of nine members, as fixed by the Board of Directors, with each class consisting of three members.

         Proxies may not be voted for a greater number of persons than the number of nominees named in this proxy statement. It is the intention of the persons named in the enclosed form of proxy to vote such proxies FOR the election of the nominees named below unless authorization is withheld on the proxy. Management does not contemplate that any nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another nominee to be selected by management.

         The enclosed form of proxy provides a means for holders of Common Stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of Common Stock does not specify otherwise, the shares represented by such shareholder's proxy will be voted for the nominees listed therein or, as noted above, for other nominees selected by management. The withholding of authority or abstention will have no effect upon the election of directors by holders of Common Stock because under Texas law directors are elected by a plurality of the votes cast, assuming a quorum is present. The presence of a majority of the outstanding shares of Common Stock will constitute a quorum, and the shares held by each holder of Common Stock who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE THREE NOMINEES TO THE BOARD OF DIRECTORS IDENTIFIED BELOW.

                                   MANAGEMENT


DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

         The following table provides information as of June 1, 1998, with respect to each of the Company's directors continuing in office, nominees for director and executive officers, and certain key employees of the Company:


                                                                                                Served as Executive
                                                                                                Officer, Director or
               Name                              Age                 Position                    Key Employee Since
               ----                              ---                 ---------                  ---------------------
DIRECTOR NOMINEES

CLASS OF NOMINEES FOR TERMS EXPIRING IN 2001

Frederick E. (Fritz) Mowery(1)                    42             Director and President                1996
                                                                 of Rushmore Advisors
William C. Keane(4)                               68             Director

Charles M. Duke, Jr.                              62             Director

DIRECTORS CONTINUING IN OFFICE

CLASS OF DIRECTORS WITH TERMS EXPIRING IN 1999

D.M. (Rusty) Moore, Jr.(1)                        48             Director (Chairman),                  1990
                                                                 President and Chief
                                                                 Executive Officer

Timothy J. Gardiner                               43             Director                              1997

James M. Fehleison(2)(3)                          39             Director                              1998

CLASS OF DIRECTORS WITH TERMS EXPIRING IN 2000

James W. Clark(1)                                 46             Director, Secretary and               1991
                                                                 President of Rushmore
                                                                 Securities
Mark S. Adler                                     44             Director                              1997

Gayle C. Tinsley(2)(3)                            67             Director                              1998

OTHER EXECUTIVE OFFICERS

Robert W. Hendren                                 44             Chief Financial Officer               1998

KEY EMPLOYEES

Christine E. Miller                               60             Vice President of                     1992
                                                                 Administration



Howard M. Stein                                   49             Controller                            1995

G.A. (Chip) Brunott, Jr.                          48             President of Rushmore                 1996
                                                                 Agency

Thomas G. Coleman, Jr.                            35             Vice President of                     1994
                                                                 Rushmore Securities

Benjamin H. Dean                                  34             Director of RushMAP                   1996

Richard C. Lee                                    32             Director of Career Partners           1997
                                                                 Division

------------------------

(1)      Member of Executive Committee.

(2)      Member of Audit Committee.

(3)      Member of Compensation Committee.

(4) If elected, Mr. Keane will also be appointed a member of the Audit Committee and Compensation Committee.

         Frederick E. (Fritz) Mowery has been President of Rushmore Investment Advisors, Inc., a wholly owned subsidiary of the Company ("Rushmore Advisors"), since January 1996. From November 1990 to September 1995, he was a senior portfolio manager with Comerica Bank-Texas, and from September 1995 to January 1996, he was President of Guardian Financial Management. He is a certified financial planner.

         William C. Keane will become a director if elected at the annual meeting. He is currently retired, but has over 20 years experience in insurance and securities, serving as President of A.L. Williams Corp. and A.L. Williams Life Insurance Company for eight years, Vice President and General Manager of Massachusetts Indemnity Life, a subsidiary of Penn Corp. Financial, Inc., for approximately two years and as Senior Vice President for over ten years for National Home Life Assurance Company, a subsidiary of National Liberty Corp.

         Charles M. Duke, Jr. will become a director upon his election at the annual meeting. Mr. Duke is a former astronaut who piloted the lunar module on the Apollo 16 mission on April 16-27, 1972. For the past sixteen years, he has been engaged in personal investments. Also, he has been the President of Charlie Duke Enterprises, Inc., a video productions and sales company, since January 1989.

         D.M. (Rusty) Moore, Jr., is the founder and has been President of the Company since its formation in 1990. Prior to that he was a senior vice president and national sales director of a large insurance and securities marketing organization.

         Timothy J. Gardiner has been a director of the Company since April 1997. He has been a regional director of Managed Economics for Doctors, Inc. since 1991, a company engaged in financial planning to members of the medical profession.

         James M. Fehleison has been a director of the Company since April 1998. He is currently the Chief Financial Officer of First Southwest Holdings, Inc., the parent of First Southwest Company, an investment banking firm in Dallas, Texas. From 1995 to 1997, he was Chief Financial Officer of the corporate services division of Fidelity Investments. From 1985 to 1995, he was Senior Vice President and Controller of Rauscher Pierce Refsnes, Inc. He is a certified public accountant.

         James W. Clark has been President of Rushmore Securities Corporation, a wholly owned subsidiary of the Company ("Rushmore Securities"), since 1991 and Secretary of the Company since 1993 and a director since 1991. He is a general securities registered principal and financial operations principal and supervises all registered representatives and branch office operations.

         Mark S. Adler has been a director of the Company since April 1997 and a director of Rushmore Life Insurance Company, a wholly owned subsidiary of the Company ("Rushmore Life"), since 1996. He has served since 1984 as President and a co-founder of A&R Financial and Insurance Services, Inc., a company that markets insurance and investment services to Public Safety Unions throughout California.

         Gayle C. Tinsley has been a director of the Company since April 1998. He has served as a consultant to small businesses since 1988 in the areas of business and marketing plan development and capital funding. Prior to 1988, he was Vice President of Sales, Marketing and Technical Services of VMX Corporation, and is a former President and Chief Executive Officer of Docutel/Olivetti Corporation. Mr. Tinsley has held management positions with Xerox Corporation, Recognition Equipment, Inc. and IBM Corporation.

         Robert W. Hendren began serving as Chief Financial Officer of the Company in January 1998. Prior to that he served from October 1997 to January 1998 as an examiner for the Oklahoma Department of Insurance, from June 1997 to October 1998 as Chief Financial Officer of United Benefit Managed Care Corp. and from September 1985 to June 1997 as Chief Financial Officer of National Health Insurance Corporation. Mr. Hendren is a certified public accountant and a Fellow of the Life Management Institute.

         Christine E. Miller has served as Vice President of Administration of the Company since February 1992 and has been employed by the Company since its inception.

         Howard M. Stein has served as Controller of the Company since February 1995 and was Chief Financial Officer until January 1998. Prior to joining the Company, from 1987 until 1992 he was a Controller for First Gibraltar Bank and from 1992 to 1994 he was Controller and Chief Financial Officer of FTS Life Insurance Agency, Inc. He is a certified public accountant in the State of Texas.

         G.A. (Chip) Brunott, Jr. has served as President of Rushmore Insurance Services, Inc., an affiliate of the Company ("Rushmore Agency"), since January 1996 and as director of marketing from 1993 to 1996. He has a background in retail sales, small business management and church and ministry organization.

         Thomas G. Coleman, Jr. has served as Vice President of Rushmore Securities in charge of its discount brokerage division since February 1994. From 1998 to 1994 he was a registered representative with Ellsworth Investments, Inc. Mr. Coleman is a certified public accountant.

         Benjamin H. Dean has served as director of Rushmore Managed Asset Program ("RushMAP"), a proprietary asset allocation program operated by Rushmore Advisors, since July 1996. From November 1992 until May 1996, he was manager of advisory services for 1st Global Capital Corp. Mr. Dean is a certified financial planner.

         Richard C. Lee has served as director of Rushmore Agency's Career Partners Division since April 1997. Prior to that, he served as President of ASA Promotions from 1989 to 1996, a specialty advertising and promotions firm for the telecommunications industry.

         Harlan T. (Tra) Cardwell, III has served as a director of the Company since April 1997, but his term will expire at the annual meeting. He formerly served as a loan officer for Herring Bank. He is also a director of the Company's annuity division and is a certified financial planner.

COMMITTEES OF DIRECTORS

         The Board of Directors has the following committees:

             COMMITTEE                          MEMBERS

             Executive . . . . . . . . . . .  D.M. (Rusty) Moore, Jr. - Chairman
                                              James W. Clark
                                              Frederick E. (Fritz) Mowery

             Audit . . . . . . . . . . . . .  James M. Fehleison - Chairman
                                              Gayle C. Tinsley
                                              William C. Keane

             Compensation. . . . . . . . . .  Gayle C. Tinsley - Chairman
                                              James M. Fehleison
                                              William C. Keane

         The Executive Committee conducts the normal business operations of the Company except for certain matters reserved to the Board of Directors. The Audit Committee recommends an independent auditor for the Company, consults with such independent auditor and reviews the Company's financial statements. The Compensation Committee recommends to the Board of Directors the compensation of officers and key employees for the Company and the granting of stock options. Messrs. Fehleison, Tinsley and Keane are considered to be independent directors for these and other purposes. The Company does not have a nominating committee or any committee performing similar functions.

         The Board of Directors held four meetings in 1997, the Executive Committee held one meeting in 1997, and the Compensation Committee held one meeting during 1997. The Audit Committee held no meetings in 1997.

COMPENSATION OF DIRECTORS

         The Company pays each non-employee director a fee of $2,500 per year, plus a meeting fee of $250 for each Board meeting attended, and automatically grants to each director non-qualified stock options for 2,500 shares of Common Stock per year.

CERTAIN TRANSACTIONS

         The Company believes that all of the transactions set forth below, which were approved by the full Board of Directors of the Company, which included independent directors, were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal shareholders and affiliates, will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

         D. M. (Rusty) Moore, Jr., the Company's President and Chief Executive Officer, owns 100% of Rushmore Agency, due to provisions of the Texas Insurance Code that prohibit ownership of life insurance agencies by corporations. Pursuant to an Overhead Services Agreement between Mr. Moore and the Company, all activities of the agency are administered by the Company, and all revenues and expenses of the agency are passed through to the Company. Mr. Moore has also granted the Company an irrevocable option for the Company to appoint any other qualified person to acquire Rushmore Agency on its behalf.

         As of December 31, 1997, Mr. Moore was the 100% owner of a company known as Rushmore Realty Advisors, Inc., which is a licensed real estate agent in Texas ("Rushmore Realty"). Rushmore Realty acted as the real estate agent for the Company in negotiating two new office leases during 1997, and received commissions of $27,693 that were paid by the landlord and sublessor. In April 1998, Rushmore Realty was acquired by the Company for nominal consideration.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Company for services rendered during the fiscal years ended December 31, 1997 and 1996, and the number of options granted, to the Chief Executive Officer of the Company and each other executive officer of the Company whose total cash compensation for the fiscal year ended December 31, 1997 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                                       Long Term
                                                                 Annual                              Compensation-
          Name and                                             Compensation                           Securities
          Principal                             ----------------------------------------              Underlying
          Position                 Year         Salary            Bonus           Other           Options or Warrants
          ---------                ----         ------            -----           -----           -------------------
D.M. (Rusty) Moore, Jr.            1997        $ 79,023            $ -          $  74,365                 7,083
  Chief Executive Officer          1996          60,000(1)           -            114,124                   -

James W. Clark.                    1997           9,863              -            128,532                 6,458
  President, Rushmore              1996           9,678              -             79,732                   -
  Securities Corporation

--------------------------

(1)  Only $3,602 of such amount was paid at the election of Mr. Moore.

(2)  Constitutes commissions paid for sales of securities and insurance.


                             OPTION/SAR GRANT TABLE
                 (OPTION/WARRANT/SAR GRANTS IN LAST FISCAL YEAR)


                              Number of
                             Securities         Percent of
                             Underlying            Total
                             Options or       Option/Warrant                            Market Price
                              Warrants          Granted to          Exercise or            on Date
                               Granted         Employees in         Base Price            of Grant           Expiration
          Name                    #             Fiscal Year           ($/Sh)               ($/Sh)               Date
          ----               -----------        ------------       -------------        -------------         ----------

D. M. (Rusty)                   5,833              10.7%               $1.50                $1.50(1)          3/1/2004
  Moore, Jr.                    1,250               2.3%                1.92                 1.92(2)          4/1/2007
James W. Clark                  5,833              10.7%               $1.50                $1.50             3/1/2004
                                  625               1.2%                1.92                 1.92             4/1/2007

------------------------

(1) There was no market for the Common Stock on the date of grant, and the market price as of such date was determined by the Board of Directors.

(2) There was no market for Common Stock on the date of the grant, and the market price as of such date was determined by appraisal.

             AGGREGATED OPTION/WARRANT/SAR EXERCISES IN LAST FISCAL
                    YEAR AND FY-END OPTION/WARRANT/SAR VALUES


                                                                                                    Value of
                                                                                                   Unexercised
                              Shares                                Number of Securities          In-the-Money
                             Acquired                              Underlying Unexercised       Options/Warrants/
                                on               Value             Options/Warrants/SARs          SARs at 1997
                             Exercise           Realized             at 1997 FY-End(1)               FY-End
          Name                  #                  $                         #                          $
          ----                 ---                ---                       ---                        --

D. M. (Rusty)                 13,260             -(1)                      23,823                     $ -(2)
  Moore, Jr.

James W. Clark                  -0-              -                         36,458                       -(2)

-----------------------

(1) The options were exercised on April 16, 1997. On such date, there was no market for the Common Stock, and the difference between the fair market value and the exercise price was not readily ascertainable. However, based on the $5.50 offering price of the Common Stock pursuant to the Company's initial public offering on February 17, 1998, the value realized would have been $5.30 per share, or $70,278.

(2) All options are vested. At December 31, 1997, there was no market for the Common Stock, and the difference between the fair market value and the exercise price was not readily ascertainable. However, based on the $5.50 initial public offering price for the Common Stock, the difference between the exercise price and such $5.50 value would have yielded a value of unexercised options of $116,529 for Mr. Moore and $184,570 for Mr. Clark.

EMPLOYMENT AGREEMENTS

         The Company has entered into employment agreements with each of D.M. (Rusty) Moore, Jr. and James W. Clark for three year terms that are renewed each month. Such agreements are terminable only upon death, disability or for good cause, including resignation. Upon termination for any other reason, the executive is entitled to receive three year's severance pay.

         PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information regarding the ownership of Common Stock as of June 1, 1998 by each shareholder known to the Company to own beneficially more than five percent of the outstanding Common Stock, each current director and director nominee, each executive officer, and all executive officers, directors and director nominees as a group, based on information provided to the Company by such persons. The addresses of all such persons are in care of the Company. Except pursuant to applicable community property laws and except as otherwise stated, each such person has sole investment and voting power with respect to the shares set forth in the table:


                                                      Beneficial Ownership
                                                        of Common Stock
                                               ---------------------------------
NAME                                           SHARES                 PERCENTAGE
----                                           ------                 ----------
D.M. (Rusty) Moore, Jr.(1)...................   535,395                  17.9
Mark S. Adler(2).............................   188,941                   6.3
James W. Clark(3)............................    86,866                   2.9
Frederick E. (Fritz) Mowery(4)...............    29,391                   1.0
Robert W. Hendren(5).........................    25,000                    *
Timothy J. Gardner...........................    26,041                    *
Harlan T. Cardwell, III......................    11,410                    *
Charles M. Duke, Jr..........................     1,000                    *
William C. Keane.............................     2,000                    *
James M. Fehleison...........................     5,000                    *
Gayle C. Tinsley.............................    12,000                    *
All executive officers, directors
  and director nominees as a group (11
  persons)(6)................................   923,044                  30.8

-----------------------------
*        Less than 1%

(1) Includes options to purchase 7,083 shares of Common Stock and 7,629 shares held of record by Mr. Moore's spouse.

(2)      Includes options to purchase 1,500 shares of Common Stock.

(3)      Includes options to purchase 6,458 shares of Common Stock.

(4) Includes options to purchase 2,334 shares of Common Stock and 14,666 shares of record held by Mr. Mowery's spouse.

(5) Includes options to purchase 15,000 shares of Common Stock, none of which are presently vested.

(6)      Includes options to purchase 32,375 shares of Common Stock.


                                   PROPOSAL 2
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed KPMG Peat Marwick LLP to serve as the Company's independent auditors for the year ending December 31, 1998. The shareholders are being asked to ratify the Board's appointment. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock outstanding as of the Record Date, and that voted for or against or expressly abstained, is necessary to ratify such appointment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                          SHAREHOLDER PROPOSALS FOR THE
                       1999 ANNUAL MEETING OF SHAREHOLDERS


         Proposals of shareholders must be received by the Company at its principal executive office at 13355 Noel Road, Suite 650, Dallas, Texas 75240, by January 1, 1999 for inclusion in the Company's proxy statement and form of proxy relating to the 1999 annual meeting of shareholders.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         KPMG Peat Marwick LLP served as the Company's principal independent public accountants for 1997, and has been appointed by the Company to serve in 1998, subject to ratification by the shareholders at the annual meeting. Representatives of KPMG Peat Marwick LLP are expected to be present at the 1998 annual meeting of shareholders with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Cheshier & Fuller, L.L.P. served as the Company's independent public accountants for 1996, but effective April 29, 1998, the Company chose not to renew its engagement with Cheshier & Fuller, L.L.P. and engaged KPMG Peat Marwick LLP. There were no disagreements with Cheshier & Fuller, L.L.P. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in its report. A copy of a letter from Cheshier & Fuller, L.L.P. , addressed to the Securities and Exchange Commission, concurring with the Company's statements herein has been filed with the Securities and Exchange Commission. Neither of the reports of Cheshier & Fuller, L.L.P. on the Company's financial statements for the Company's fiscal years ended December 31, 1996 and 1995 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change the Company's principal independent accountant was approved by the Board of Directors of the Company upon the recommendation of the Audit Committee.


                                  OTHER MATTERS


         The cost of solicitation of proxies in the accompanying form will be paid by the Company. In addition to solicitation by use of the mails, certain officers and employees of the Company may solicit the return of proxies by telephone, telegram or personal interviews.

                                       By Order of the Board of Directors



                                       D. M. (Rusty) Moore, Jr.
                                       President and Chief Executive Officer

June 26, 1998

                               COMMON STOCK PROXY

                         RUSHMORE FINANCIAL GROUP, INC.

    THIS COMMON STOCK PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Rushmore Financial Group, Inc. (the "Company") to be held at The Westin Hotel Galleria Dallas, located at 13340 Dallas Parkway, 21st Floor, Panorama Room, Dallas, Texas 75240, on July 17, 1998, beginning at 3:00 p.m., local time, and the Proxy Statement in connection therewith and (2) appoints D. M. (Rusty) Moore, Jr. and James W. Clark, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

         The undersigned directs that the undersigned's proxy be voted as follows:


 1. ELECTION OF    [ ] FOR all nominees listed below                  [ ] WITHHOLD AUTHORITY TO VOTE FOR      [ ] ABSTAIN
    DIRECTORS          (except as marked to the contrary below)           all nominees listed below               from voting

                                   Frederick E. (Fritz) Mowery, William C. Keane and Charles M. Duke, Jr.

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

------------------------------------------------------------------------------------------------------------------------------------


          2.   RATIFY              [  ] FOR ratification                [  ] AGAINST ratification             [   ]  ABSTAIN
               APPOINTMENT                                                                                       from voting
               OF KPMG PEAT
               MARWICK LLP
               AS THE
               COMPANY'S
               AUDITORS

          3.   IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

         This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above and for the ratification in item 2 above.

         The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

         If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

         Please date, sign and mail this proxy to the Company.




                                                                                Date                          , 1998
                                                                                     -----------------  ------


                                                                                ---------------------------------------------------
                                                                                              Signature of Shareholder


                                                                                ---------------------------------------------------
                                                                                              Signature of Shareholder



                                                                                Please date this proxy and sign your name exactly as
                                                                                it appears hereon. Where there is more than one
                                                                                owner, each should sign. When signing as an
                                                                                attorney, administrator, executor, guardian or
                                                                                trustee, please add your title as such. If executed
                                                                                by a corporation, the proxy should be signed by a
                                                                                duly authorized officer.
